                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 or 15 of the
                        Securities Exchange Act of 1934

                       Date of Report: September 13, 1995
               Date of Earliest Event Reported: September 8, 1995



                            TCI COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

         0-5550                                          84-0588868
(Commission File Number)                   (I.R.S. Employer Identification No.)


                                TERRACE TOWER II
                                5619 DTC Parkway
                        Englewood, Colorado  80111-3000
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:  (303) 267-5500

ITEM 5.  OTHER EVENTS.

                 Pursuant to a registration statement on Form S-3 (File No. 33-60982) (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and declared effective by the Commission on July 26, 1993, the Registrant has registered its senior, senior subordinated and subordinated debt securities (the "Debt Securities"), and certain other securities of the Company, for delayed or continuous offering to the public pursuant to Rule 415 under the Act for a maximum aggregate initial offering price of $3 billion (or the equivalent thereof denominated in one or more foreign currencies, foreign currency units or composite currencies). Reference is made to the Registration Statement for further information concerning the terms of the Debt Securities registered pursuant to the Registration Statement and the offering thereof.

                 On September 8, 1995, an underwriting agreement (the "Underwriting Agreement"), substantially in the form of Exhibit 1.1 to the Registration Statement, was executed by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") providing for the sale by the Registrant to, and the offering to the public by, the Underwriter of $200,000,000 principal amount of the Registrant's Remarketed Reset Notes due September 15, 2010 (the "Securities"). On September 13, 1995, the transactions contemplated by the Underwriting Agreement were consummated. The net proceeds to the Registrant from the sale of the Securities were $199,300,000, before deducting expenses of the Registrant. The Underwriting Agreement is filed as Exhibit 1.1 hereto. The Registrant has estimated that expenses of $100,000 will be payable by it in connection with the sale of the Securities.



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                 On September 8, 1995, a remarketing agreement (the
"Remarketing Agreement") was executed by the Underwriter and the Registrant. The Remarketing Agreement is filed as Exhibit 1.2 hereto.

                 The Securities were issued pursuant to an indenture, dated as of August 4, 1993, in the form filed as Exhibit 4.12 to the Company's Current Report on Form 8-K, dated August 4, 1993 (the "Original Indenture"), as amended and supplemented by a First Supplemental Indenture, dated as of September 13, 1994 (the "Supplemental Indenture," together with the Original Indenture, the "Indenture"), between the Company and The Bank of New York, as Trustee. The Supplemental Indenture is filed as Exhibit 4.1 hereto. The description of certain provisions of the Indenture and the Securities and information concerning the terms of their purchase and offering to the public by the Underwriters, are incorporated herein by reference (i) to the section entitled "Description of Debt Securities -- Senior Debt Securities" of the Prospectus, dated September 8, 1995 (the "Prospectus"), and (ii) to the sections entitled "Certain Terms of the Notes" and "Underwriting" in the Prospectus Supplement thereto, dated September 8, 1995 (the "Prospectus Supplement"), each of which has been filed with the Commission pursuant to Rule 424(b) under the Act. The form of Securities is filed as Exhibit 4.2 hereto.

                 Pursuant to Item 601(a) of Regulation S-K promulgated by the Commission ("Regulation S-K"), the Registrant filed as Exhibit 5 to the Registration Statement an opinion, dated May 24, 1993, rendered to the Registrant by Baker & Botts, L.L.P., counsel to the Registrant, as to the matters referred to in Item 601(b)(5)(i) of Regulation S-K with respect to the Debt Securities generally. On September 13, 1995, Baker & Botts, L.L.P. rendered to the Registrant an opinion (the "Opinion") as to such matters specifically relating to the Securities.



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A copy of the opinion is filed as Exhibit 5.1 hereto and includes the consent of Baker & Botts, L.L.P. (the "Consent") to the reference to its name in the Prospectus Supplement.

                 The Registrant is filing this Current Report on Form 8-K in order to cause the Underwriting Agreement, the Remarketing Agreement, the Supplemental Indenture, the form of Securities, the Opinion and the Consent to be incorporated into the Registration Statement by reference. By filing this Current Report on Form 8-K, however, the Registrant does not believe that any of the Underwriting Agreement, the Remarketing Agreement, the Supplemental Indenture, the form of Securities, the Opinion, the Consent or the information set forth herein represent, either individually or in the aggregate, a "fundamental change" (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      Exhibits
      --------
      1.1                      Underwriting Agreement, dated September 8, 1995, between the Underwriter and the Registrant.

      1.2                      Remarketing Agreement, dated September 8, 1995, between the Underwriter and the Registrant.

      4.1                      First Supplemental Indenture, dated as of September 13, 1994, between The
                               Bank of New York and the Registrant.

      4.2                      Form of Remarketed Reset Notes due September 15, 2010.

      5.1                      Opinion, dated September 13, 1995, of Baker & Botts, L.L.P., counsel to the
                               Registrant, as to legality of the Securities.

      24.1                     Consent of Baker & Botts, L.L.P. (included in Exhibit 5.1).


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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 1995

                                                   TCI COMMUNICATIONS, INC.
                                                         (Registrant)



                                        By: /S/ Bernard W. Schotters
                                           ------------------------------------
                                           Name:  Bernard W. Schotters
                                           Title:  Senior Vice President



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                                 EXHIBIT INDEX


Exhibits
--------
1.1                      Underwriting Agreement, dated September 8, 1995, between the Underwriter and the Registrant.

1.2                      Remarketing Agreement, dated September 8, 1995, between the Underwriter and the Registrant.

4.1                      First Supplemental Indenture, dated as of September 13, 1994, between The
                         Bank of New York and the Registrant.

4.2                      Form of Remarketed Reset Notes due September 15, 2010.

5.1                      Opinion, dated September 13, 1995, of Baker & Botts, L.L.P., counsel to the
                         Registrant, as to legality of the Securities.

24.1                     Consent of Baker & Botts, L.L.P. (included in Exhibit 5.1).



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